UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 8, 2005

                                 THINKPATH INC.
             (Exact name of registrant as specified in its charter)

-------------------------------- -------------------------- --------------------
           Ontario                      001-14813                52-209027
-------------------------------- -------------------------- --------------------
 (State of other jurisdiction     (Commission File Number)       (IRS Employer
       of incorporation)                                    Identification No.)
-------------------------------- -------------------------- --------------------

               201 WESTCREEK BOULEVARD, BRAMPTON, ONTARIO, CANADA
                L6T 5S6 (Address of principal executive offices,
                               including zip code)

                                 (905) 460-3040
              (Registrant's telephone number, including area code)

                                   Copies to:
                             Gregory Sichenzia, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 29, 2005, Thinkpath, Inc. (the "Company") entered into a Security Agreement with Laurus Master Fund, Ltd ("Laurus"). Pursuant to the Security Agreement (the "Agreement"), Laurus established a $3.5 million convertible financing facility based on eligible accounts receivable. In connection with the transaction, the Company issued Laurus a warrant to purchase up to 2,100,000 shares of common stock and an option to purchase 379,572 shares of common stock. In connection with such financing, the Company and Laurus entered into a Registration Rights Agreement whereby the Company agreed to register the shares of common stock issuable upon conversion or exercise of the convertible note, warrant and options (the "Registrabable Securities") held by Laurus on a registration statement (the "Registration Statement").

On December 8, 2005, the Company and Laurus entered into an Amendment and Waiver pursuant to which Laurus agreed to waive (i) all events of default by the Company to the extent solely relating to the Company's non-payment of any liquidated damages associated with its non-filing of the registration statement to be filed by the Company with the Commission in respect of the Registrabable Seucirites and (ii) any liquidated damages associated with its non-filing of its Registration Statement that have accrued and were due and payable as of the date of December 8, 2005. In addition, the filing and effective dates for the Registration Statement were extended to January 31, 2006 and March 30, 2006, respectively.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NO.     DESCRIPTION

4.1 Amendment and Waiver entered by and between the Company and Laurus dated December 8, 2005




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                THINKPATH INC.



                                                BY: /S/ KELLY HANKINSON
                                                    --------------------
                                                Name: Kelly Hankinson
                                                Title: Chief Financial Officer

                                                Dated: December 12, 2005